                                                                      EXHIBIT 24

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Jerry D. Campbell
                                                    ---------------------
                                                    Jerry D. Campbell

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ George J. Butvilas
                                                    ----------------------
                                                    George J. Butvilas

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Mary P. Cauley
                                                    ------------------
                                                    Mary P. Cauley

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Dana M. Cluckey
                                                    -------------------
                                                    Dana M. Cluckey

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Richard J. Cramer
                                                    ---------------------
                                                    Richard J. Cramer

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ George A. Eastman, DDS
                                                    ----------------------------
                                                    George A. Eastman, DDS

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Howard J. Hulsman
                                                    ---------------------
                                                    Howard J. Hulsman

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Gary Hurand
                                                    ---------------
                                                    Gary Hurand

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Dennis J. Ibold
                                                    -------------------
                                                    Dennis J. Ibold

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Stanley A. Jacobson
                                                    -----------------------
                                                    Stanley A. Jacobson

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                               /s/ John J. Lennon
                                               ------------------
                                               John J. Lennon

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                         /s/ Sam H. McGoun
                                         -----------------
                                         Sam H. McGoun

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                          /s/ Kelly E. Miller
                                          -------------------
                                          Kelly E. Miller

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                             /s/ Joe D. Pentecost
                                             --------------------
                                             Joe D. Pentecost

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

                  IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                /s/ Randolph P. Piper
                                                ---------------------
                                                Randolph P. Piper

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Isaac J. Powell, MD
                                                    -----------------------
                                                    Isaac J. Powell, MD

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ B. Thomas M. Smith, Jr.
                                                    ----------------------------
                                                    B. Thomas M. Smith, Jr.

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Jeoffrey K. Stross, MD
                                                    --------------------------
                                                    Jeoffrey K. Stross, MD

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Peter Van Pelt
                                                    ------------------
                                                    Peter Van Pelt

                          POWER OF ATTORNEY TO EXECUTE
                       SECURITIES AND EXCHANGE COMMISSION
                         FORM 10K ANNUAL REPORT FOR YEAR
                           ENDED DECEMBER 31, 2001 FOR
                              REPUBLIC BANCORP INC.
                              ---------------------

               KNOW ALL MEN BY THESE PRESENTS that each of the undersigned, as members of the Board of Directors of Republic Bancorp Inc. (the "Company") hereby appoints Dana M. Cluckey, President and Chief Executive Officer, and Thomas F. Menacher, Executive Vice President, Treasurer and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 2001 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 2001 Annual Report to the shareholders of the Company and other interested parties.

               IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 21st day of February, 2002.

                                                    /s/ Steven E. Zack
                                                    ------------------
                                                    Steven E. Zack